Subsequent events	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
Disclosure of events after reporting period [text block]

Note 38    Subsequent events

38.1 Business transactions

Acquisition of Amerisur Resources Plc.

On January 16, 2020, GeoPark acquired the 100% share capital of Amerisur Resources Plc, a company listed on the Alternative Investment Market (“AIM”) of the London Stock Exchange. The principal activities of Amerisur Resources Plc and its subsidiaries (“Amerisur”) are exploration, development and production for oil and gas reserves in Latin America. Amerisur owns thirteen production, development and exploration blocks in Colombia (twelve operated blocks in the Putumayo basin and one non-operated block in the Llanos Basin) and an export oil pipeline from Colombia to Ecuador named Oleoducto Binacional Amerisur (“OBA”).

GeoPark paid a cash consideration of GBP 241,682,496 (equivalent to US$ 314,163,077) at closing date.

Before closing the transaction, the Group decided to manage its exposure to British Pound Sterling (“GBP”) fluctuation with respect to the abovementioned cash consideration. Consequently, on November 25, 2019, GeoPark entered into a “Deal Contingent Forward” (DCF) with a UK Bank, in order to anticipate any currency fluctuation in respect to the cash consideration payable in GBP. This forward contract used was accounted for as a cash flow hedge as of December 31, 2019 and therefore all changes in its fair value were recognized in Other Reserve within Equity.

In accordance with the acquisition method of accounting, the acquisition cost will be allocated to the underlying assets acquired and liabilities assumed based primarily upon their estimated fair values at the date of acquisition. An income approach (being the net present value of expected future cash flows) will be adopted to determine the fair values of the mineral interest. Estimates of expected future cash flows reflect estimates of projected future revenues, production costs and capital expenditures based on our business model. The excess of acquisition cost, if any, over the net identifiable assets acquired represents goodwill.

The following table summarises the combined consideration paid for the acquired blocks, and a preliminary allocation of fair value of the assets acquired and liabilities assumed for these transactions:

Amounts in US$‘000	Total
Cash	314,163
Total consideration	314,163
Cash and cash equivalents	36,633
Trade and other receivables	47,238
Property, plant and equipment (including mineral interest)	289,532
Other assets	25,585
Provision for other long-term liabilities	(6,640)
Deferred income tax liability	(19,111)
Lease liabilites	(18,821)
Trade and other payables	(40,253)
Total identifiable net assets	314,163

The purchase price allocation detailed above is preliminary, since the valuation process is ongoing. This process will be completed during 2020. Estimated acquisition related transaction costs amounted to US$ 5,758,000.

38.2 Borrowings

Notes issuance

On January 17, 2020, the Company successfully placed US$ 350,000,000 Notes which were offered in a private placement to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non U.S. persons in accordance with Regulation S under the Securities Act. The Notes will be fully and unconditionally guaranteed jointly and severally by GeoPark Chile S.p.A. and GeoPark Colombia S.L.U..

The Notes were priced at 99.285% and carry a coupon of 5.50% per annum (yield 5.625% per annum). Final maturity of the Notes will be January 17, 2027. The indenture governing the Notes due 2027 includes incurrence test covenants that provides among other things, that, the Net Debt to Adjusted EBITDA ratio should not exceed 3.25 times and the Adjusted EBITDA to Interest ratio should exceed 2.5 times. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Company’s capacity to incur additional indebtedness, as specified in the indenture governing the Notes. Incurrence covenants as opposed to maintenance covenants must be tested by the Company before incurring additional debt or performing certain corporate actions including but not limited to dividend payments, restricted payments and others.

The net proceeds from the Notes were used by the Company (i) to make an intercompany loan to its wholly-owned subsidiary, GeoPark Colombia S.A.S., providing it with sufficient funds to pay the total consideration for the acquisition of Amerisur (see Note 38.1) and to pay any related fees and expenses, and (ii) for general corporate purposes.

38.3 Equity

Buyback Program

On February 10, 2020, the Company approved a program to repurchase up to 10% of its shares outstanding or approximately 5,930,000 shares. The repurchase program begun on February 11, 2020 and will expire on December 31, 2020. These transactions have no impact on the Group’s results.

Stock distribution

On February 10, 2020, the Company announced that its Board of Directors declared a special stock distribution of 0.004 shares per share, which was paid on March 11, 2020 to the shareholders of record at the close of business on February 25, 2020.

38.4 Coronavirus and Oil Price Crisis

The 2019 coronavirus (“COVID-19”) outbreak is currently having an indeterminable adverse impact on the world economy. While the COVID-19 has begun to have numerous worldwide effects on general commercial activity, one such effect is that the price of crude oil dropped. At this time, given the uncertainty of the lasting effect of the COVID-19 outbreak, its impact on the Group’s business cannot be determined.

During the first week of March 2020, OPEC and non-OPEC producers (sometimes referred to as OPEC+) met in Vienna, Austria, to discuss the prospect of extending or increasing oil production cuts, in light of a decrease in demand due to COVID-19. No consensus was reached among the 24 participating countries, effectively eliminating quotas and reduction targets as of April 1, 2020. As a consequence, Saudi Arabia, the world’s largest oil exporter, through its state-owned Company Saudi Aramco, decided to lower the OSP (Official Selling Price) of its Arab light crude by around US$8 per barrel, the largest monthly decrease in 20 years. Concurrently, it announced plans to increase production to at least 10 million barrels per day as of April. On the other hand, the sustained impact of the COVID-19 pandemic across the world has led to a sharp drop in demand since most countries continue to announce containment measures (border closures, flight cancellations, self-isolation and quarantine, large gathering restrictions and bar and restaurant closures, among others). The full extent and duration of such containment measures, and their impact on the world economy are yet uncertain.

Consequently, the Group is facing a new oil market scenario with increased oil supply mainly led by Saudi Arabia and significant demand reduction due to extreme COVID-19 containment measures. These two main factors have led to an oil surplus build up resulting in a sharp drop in oil prices (Brent fell by more than 55% between December 2019 and March 2020). At this time, given the uncertainty of the lasting effect of the COVID-19 outbreak, its impact on the Group’s business cannot be determined. GeoPark immediately took decisive measures, such as reducing the 2020 work program. Due to the severity of the current oil price outlook, additional adjustments have been made both to capital investment plans and operating and administrative costs, with continuous monitoring to adjust further if necessary.

Specifically, our program and strategy are guided by the following principles and priorities:

•	Keep Team Healthy: Protect workforce and families from the pandemic and its interruptions
•	Continuity of Field Operations: Ensure backup plans and teams in place to guarantee continuity of operations and business
•	Preserve Cash: Adjust the work program to maintain flexibility and balance sheet strength
•	Capital Allocation Discipline: Prioritize lower-risk, higher netback, and quick cash flow generating projects
•	Do More for Less: Implement operating, administrative and capital cost reduction measures
•	Stay Agile: Continuous monitoring of work programs and adjustment, up or down, as necessary
•	Build for the Long-Term: Protect critical tools and capabilities necessary for the long-term

Examples of the ongoing cost-cutting initiatives already implemented and providing results include:

•	Renegotiation of all service contracts, as well as any other type of contract
•	Improvements in operational efficiency
•	Temporary suspension of certain marginal fields
•

Overall reduction of administrative and structure costs, starting with a voluntary salary and bonus reduction by our management team and Board of Directors, as well as general renegotiation of fees and expenses

•	Temporary suspension of quarterly cash dividends and share buybacks

Effective immediately, GeoPark adjusted the 2020 capital expenditures program to US$70-80 million, approximately a 60% reduction from prior preliminary estimates (approximately $180-200 million including capital expenditures for Amerisur assets). For the whole year 2020,  GeoPark has secured an average of 33% of the estimated oil production, with a minimum average price of US$55 per barrel via three-way hedges (US$10/bbl wide put spread and call). Also, the current scenario has not impacted the approved credit lines and both Fitch and Standard & Poor’s maintained their credit ratings on our outstanding series of Notes due 2024 and 2027.

If the lower oil price scenario continues for a longer period of time and the Group is not able to further adjust the investments and operating costs structures, the Group might have to recognize an impairment against the carrying amount of property, plant and equipment in the future.